Exhibit 32.1

CEO CERTIFICATION OF QUARTERLY REPORT

I, William G. Walter, President and Chief Executive Officer of FMC (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 12, 2003

/s/ WILLIAM G. WALTER
William G. Walter
President and Chief Executive Officer

43